UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CHAMPIONX CORPORATION
(Name of Registrant as specified in its Charter)

 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CHAMPIONX VOTE

Online

Go to **www.envisionreports.com/CHX** or scan the QR code — login details are located in the shaded bar below.

Votes submitted electronically must be received by the start of the meeting.

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the ChampionX Corporation Shareholder Meeting to be Held on May 15, 2024

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2024 proxy statement and annual report to shareholders are available at:

www.envisionreports.com/CHX

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.envisionreports.com/CHX**.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 3, 2024 to facilitate timely delivery.

2 N O T

03YA8A

Shareholder Meeting Notice

ChampionX Corporation's Annual Meeting of Shareholders will be held on May 15, 2024 at 8:00 a.m. Central Time, virtually via the Internet at https://meetnow.global/MWX5FQN.

To participate in the virtual meeting, you will need the control number printed in the shaded bar located on the reverse side of this form.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3:

1. Election of Directors:
   01 – Heidi S. Alderman
   02 – Mamatha Chamarthi
   03 – Carlos A. Fierro
   04 – Gary P. Luquette
   05 – Elaine Pickle
   06 – Stuart Porter
   07 – Daniel W. Rabun
   08 – Sivasankaran Somasundaram
2. Ratification of the Appointment of PricewaterhouseCoopers LLP as Our Independent Public Accounting Firm for 2024
3. Advisory Vote to Approve the Compensation of ChampionX's Named Executive Officers for 2023

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

- **Internet** – Go to **www.envisionreports.com/CHX**. Click Cast Your Vote or Request Materials.
- **Phone** – Call us free of charge at 1-866-641-4276.
- **Email** – Send an email to investorvote@computershare.com with "Proxy Materials ChampionX Corporation" in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

  To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 3, 2024.